UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

SONIC CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)
300 Johnny Bench Drive Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73104 (Zip Code)

(405) 225-5000
(Registrant’s telephone number, including area code)

EXLANATORY NOTE FOR FILING OF FORM 8-K/A

    This Form 8-K/A is filed by Sonic Corp. to replace in its entirety the Form 8-K that was filed with the Securities and Exchange Commission (the "SEC") on October 12,  2005.  The erroneously filed version of this document omitted certain financial tables due to technical problems.

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 12, 2005, Sonic Corp. (the “Registrant”) issued a press release announcing its fourth quarter and fiscal year results for 2005. The information in the press release attached hereto as Exhibit 99 is furnished pursuant to this Item 2.02.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

99	Press Release, dated October 12, 2005, announcing fourth quarter and fiscal year results for 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: October 12, 2005	By: /s/ Stephen C. Vaughan
Stephen C. Vaughan,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated October 12, 2005 announcing fourth quarter and fiscal year results for 2005